Press Release
Cal-Maine Foods Reports Fourth Quarter and Fiscal 2026 Results
Announces New Segment Reporting Structure, Acquisition of Additional Eggland’s Best® Franchise
Territory, and New Prepared Foods Growth
Investment
RIDGELAND,
Miss., July
22, 2026 – Cal-Maine Foods, Inc. (Nasdaq:
CALM) (“Cal-Maine Foods,” “we,”
“us,” “our” or the
“company”), the
largest egg company in
the United States and
a leading player in
the egg-
based food industry, today
reported results for its fourth
quarter and fiscal year ended May
30, 2026. Unless
otherwise indicated,
all comparisons
are to the comparable
period of fiscal
2025.
Financial Highlights
(in thousands except per share amounts and percentages)
Fourth Quarter Fiscal Year
2026 2025 $ Change % Change 2026 2025 $ Change % Change
Net sales $ 552,581 $ 1,103,658 $ (551,077) (49.9) % $ 2,911,632 $ 4,261,885 $ (1,350,253) (31.7) %
Gross profit $ 34,066 $ 531,510 $ (497,444) (93.6) % $ 672,049 $ 1,850,885 $ (1,178,836) (63.7) %
Operating
income
(loss) $ (58,811) $ 435,851 $ (494,662) (113.5) % $ 350,186 $ 1,536,539 $ (1,186,353) (77.2) %
Net income
attributable to Cal-
Maine
Foods, Inc.
$ (35,876) $ 342,475 $ (378,351) (110.5) % $ 316,682 $ 1,220,048 $ (903,366) (74.0) %
Income (loss)
per
share - diluted $ (0.76) $ 7.01 $ (7.77) (110.8) % $ 6.63 $ 24.95 $ (18.32) (73.4) %
Strategic Execution Highlights
●
Continued
focus on
sales
diversification
and mix
shift,
expected
to strengthen
earnings
durability
and
predictability
over time
o
In the fourth
quarter of
fiscal 2026:
◾ Prepared Foods accounted for 10.9% of net sales
◾ Combined, Specialty Shell Eggs and Prepared Foods increased to 53.0% of net sales
o
In fiscal
2026:
◾ Prepared Foods accounted for 8.4% of net sales
◾ Combined, Specialty Shell Eggs and Prepared Foods grew to 44.4% of net sales
●
Acquired
certain
assets
of
Creighton
Brothers
LLC
and
its
affiliates,
intended
to
further
enhance
vertically
integrated
operating
model and
strengthen
connectivity
across
shell
egg and
prepared
foods
value chain
● Acquired the Van’s®
brand, aimed at accelerating
strategic evolution into
value-added, consumer-facing
prepared foods
and further diversifying
earnings profile
● Subsequent to fiscal year-end:
o
Acquired additional Eggland’s Best®
franchise territory
in Northeast,
expanding the
company's
distribution
footprint
and increasing its specialty
shell egg category penetration
across one of the
nation’s
largest, highest-income
consumer markets
o
Announced new $54 million investment to further expand Prepared Foods production capacity:
◾
Expected
to
add approximately
30% incremental
production
capacity
beginning
in
the
first
half of fiscal
2028

◾
Builds
on
previously
announced
30%
organic
capacity
growth
and
6%
Van’s®
acquisition-driven capacity growth
◾
Prepared Foods production
capacity projected to
increase by over 60%
from the
end of
fiscal
2026 through the first
half of fiscal
2028
Commentary
Sherman Miller, president and chief executive
officer of Cal-Maine Foods, said,
"Fiscal 2026, culminating
in
a
particularly
challenging
fourth
quarter,
reinforced
the
importance
of
our
strategy
to
enhance
the
structural
mix of
our
business, expand
our portfolio
of
products that
support more
stable
and predictable
financial
performance,
and reposition our pricing
structure by reducing
the impact
of market-based
pricing.
Equally
important
has
been maintaining
a strong
balance
sheet, which
provides
the financial
flexibility
to
navigate market
cyclicality
while supporting
our long-term
strategic
priorities.
“During
the
quarter,
industry
oversupply
drove
wholesale
shell
egg
prices
to
historically
low
inflation-
adjusted levels. This dynamic was largely supply-driven
rather than demand-driven, and we continue to see
favorable
long-term
demand
fundamentals
across
our
end
markets.
The
sustained
trough
pricing
environment in the quarter provides
a valuable stress-case
reference point, demonstrating
the resilience
built
through our strategic actions to date while highlighting
the meaningful upside opportunity as our initiatives
continue to
mature.
“We are
proud of
the progress
we have
made this
year executing
our strategy.
We are
advancing our
Prepared
Foods network
optimization and expansion
initiatives on
schedule, driving improved
operating
performance
and sequential margin
improvement
in the quarter. We delivered
Specialty
Shell Egg volume growth for the
full fiscal
year
with broad-based
gains across
subcategories. Notably,
Specialty
Shell Eggs
plus Prepared
Foods represented
more than half
of our net sales
for the fourth
quarter of
fiscal 2026.”
New Reportable Operating Segments
Cal-Maine Foods previously operated as one operating and one reportable segment. Effective in the fourth quarter of
fiscal 2026, the
company implemented
a new operating segment
structure
designed to better
align with how management reviews operating results and makes decisions about resource allocation and strategic
initiatives.
Cal-Maine Foods’ reportable operating segments now consist of the following:
● Conventional Shell Eggs
● Specialty Shell Eggs
● Prepared Foods
Cal-Maine Foods’ remaining operations, which include co-pack shell eggs, egg products, hard-cooked eggs and other business
activities,
are not reportable
segments,
as defined by the
applicable
accounting
standard. All prior
fiscal
year periods have been
recast to reflect
the new reportable
segments,
and such
recast information
is included
in the schedules
accompanying this
release.

Segment Results Summary
Segment Sales
(in thousands except percentages)
Fourth Quarter Fiscal Year
2026 2025
Volume
Change
Avg.
Price
Change 2026 2025
Volume
Change
Avg.
Price
Change
Conventional Shell Eggs $ 210,765 $ 702,069 3.1% (70.9) % $ 1,348,076 $ 2,755,859 (0.3) % (50.9) %
Specialty Shell Eggs 239,731 305,142 (5.9) % (16.5) % 1,070,458 1,154,951 2.4% (9.5) %
Prepared
Foods
60,403 1,565 N.M % N.M % 244,802 4,050 N.M % N.M %
Total Reportable Segments $ 510,899 $ 1,008,776 $ 2,663,336 $ 3,914,860
N.M. – Not Meaningful
Operating
Income (Loss)
(in thousands except percentages)
Fourth Quarter Fiscal Year
Operating
Margin
Operating
Margin
2026 2025 2026 2025 2026 2025 2026 2025
Conventional Shell Eggs $ (40,587) $ 370,499 (19.3) % 52.8% $ 216,641 $ 1,290,003 16.1% 46.8%
Specialty Shell Eggs 17,538 87,129 7.3% 28.6% 181,544 333,602 17.0% 28.9%
Prepared
Foods
8,820 (647) 14.6% (41.3) % 33,882 (2,119) 13.8% (52.3) %
Total Reportable Segments $ (14,229) $ 456,981 (2.8) % 45.3% $ 432,067 $ 1,621,486 16.2% 41.4%
Other - Segment
Income
(Loss) (7,394) 25,535 N/A N/A 19,044 42,091 N/A N/A
Unallocated
Corporate
SG&A (37,897) (45,923) N/A N/A (108,353) (127,141) N/A N/A
Gain (Loss)
on Involuntary
Conversion 851 — N/A N/A 8,819 (156) N/A N/A
Gain (Loss)
Disposal of
Fixed Assets (142) (742) N/A N/A (1,391) 259 N/A N/A
Operating
Income (Loss)
$ (58,811) $ 435,851 (10.6) % 39.5% $ 350,186 $ 1,536,539 12.0% 36.1%
N/A – Not Applicable
Conventional Shell Eggs
Fourth quarter
and full-year performance
reflected
an egg pricing environment
that deteriorated
throughout
fiscal
2026,
with
egg
prices
reaching
historically
low
inflation-adjusted
levels
in
the
fourth
quarter
and
remaining
well
below
the
record-high
prices
of
the
prior
fiscal
year.
Market
conditions
were
driven
by
elevated supply,
resulting
in low pricing.
During fiscal
2026, supply increased
to levels
that left
the market
abundantly supplied, a
sharp contrast to
the severe shortages
experienced in the prior
fiscal year. In
addition,
the fourth
and first
fiscal
quarters
are typically
the
seasonally
lowest periods
for pricing,
even under more
normal supply conditions.
These
headwinds
were
partially
offset
by
the
benefits
of
existing
grain-based
and
hybrid
pricing
arrangements
with
certain
customers
and
rigorous
commercial
execution.
Volume
increased
3.1%
in
the
fourth quarter and was relatively flat for the fiscal year, indicating that lower results were driven by pricing rather than demand.
Average selling
price per
dozen decreased 70.9%
in
the fourth
quarter and
50.9% for
the
fiscal
year.
Margins
declined
due
to
substantially
lower
pricing,
partially
offset
by
improved
price
realization
relative
to both the prior-year
fourth quarter
and preceding quarter.

Specialty Shell Eggs
Fourth
quarter
volumes
were
more
consistent
with
historical
seasonal
patterns,
underlying
demand,
and
typical
pricing
relationships
across
adjacent
categories.
Volumes
decreased
5.9%
in
the
fourth
quarter
primarily
due
to
an
unusually
strong
prior-year
comparison,
which
benefited
from
temporary
demand
acceleration
driven by
an atypical
pricing relationship
with
conventional
shell eggs.
The average
selling
price per dozen for the fourth quarter decreased 16.5%, driven by supply-side dynamics.
As a result,
the quarter
reflects
a seasonal
reversion
from an
exceptionally
strong
prior-year
period,
while
the broader
segment continues
to benefit from
stable long-term pricing and
favorable demand fundamentals.
For the
fiscal
year, volume
increased
2.4%
despite more
typical
pricing
dynamics, an
encouraging
result
that
reflects
resilient
consumer
demand
and
the
strength
of
the
company’s
commercial
execution.
The
average
selling
price
per
dozen
for
the
fiscal
year
decreased
9.5%.
Margins
declined
in
both
the
fourth
quarter and fiscal year, primarily
due to pricing that remained
below the elevated prior-year levels and lower
volumes in
the fourth quarter.
Prepared Foods
For the fourth quarter, results reflected continued execution of previously announced network optimization and expansion initiatives.
As these initiatives advanced on
schedule, higher production improved
utilization
and
fixed-cost
absorption,
driving
stronger
operating
performance
and
sequential
margin
improvement.
Sales prices
and volume
increased
compared
to the
third
quarter
of fiscal
2026. The integration
of
Van’s®
progressed
in line
with
expectations,
with
early
results
demonstrating
strong
performance.
The
Crepini®
joint venture continued to exhibit
robust growth momentum, reinforcing
the company’s ability
to scale high-
performing brands and products.
Outlook
Mr.
Miller
commented,
"Looking
ahead,
we
believe
we
are
increasingly
well
positioned
as
market
conditions improve,
particularly
as we move beyond our first quarter.
During the first
five weeks of our first
quarter,
Urner
Barry
reported
that
market
prices
averaged
just
$0.72,
approximately
54%
below
the
comparable
period
in
our
fourth
quarter.
More
recently,
Urner
Barry
has
reported
that
pricing
has
strengthened,
increasing
by
more
than
90%
in
only
a
few
weeks.
Early
indications
point
to
improving
supply-demand
balance,
supporting
a
more
constructive
egg
pricing
environment
heading
into
the
fall,
which is historically
a seasonally
stronger period.
“More importantly,
we
believe the
strategy
we
have
been executing
is beginning
to
gain
traction. A key
component
of
this
strategy
is
expanding
our
presence
in
categories
with
attractive
long-term
growth
opportunities
and strong
market positioning.
“We
are
excited
about
the
expansion of
our
Eggland’s
Best®
franchise
territory
in
the
Northeast,
which
provides us with the right to distribute and sell Eggland’s Best®
and
Land O’Lakes®
branded
eggs in
Maine,
Massachusetts,
New Hampshire,
Rhode Island,
and select
key areas
in Vermont,
New York,
and Connecticut.
This expansion is expected to increase our Specialty Shell Egg volume by approximately 5% annually, and further
strengthens our
position in
an important
growth market.
“We are also advancing our
long-term growth strategy with a new $54 million
investment to further expand
our
Prepared
Foods
production
capacity.
This
investment
will
add
approximately
30%
incremental
production
beginning
in
the
first
half
of
fiscal
2028,
strengthening
our
business
with
a
more
durable,
predictable,
and
diversified
revenue
and
earnings
profile.
Together
with
our
previously
announced
30%
organic capacity
growth
and
6%
Van’s®
acquisition-driven
capacity
growth,
Prepared
Foods
production

capacity will
increase
over 60% from
the end of fiscal
2026 through the
first half
of fiscal
2028.
“We are
still in
the
early stages of
our evolution,
with substantial
runway to
grow our
value-added businesses
through both organic expansion
and targeted acquisitions. As our portfolio continues
to mature, we
expect
a greater
share
of
earnings
to
come
from
higher-quality,
less
cyclical
sources,
creating
a more
consistent
earnings
profile
and
positioning
the
company
for
sustainable
growth
and
long-term
shareholder
value
creation."
Share Repurchase Update
Cal-Maine
Foods
repurchased
396,083
shares
of
its
common
stock
under
the
company’s
current
share
repurchase
authorization
during
the
fourth
quarter
for
a
total
of
$30.1
million.
The
repurchase
program
permits
the company to
repurchase up to $500
million,
of which $320.7 million
remains available.
Dividend Payment
Pursuant to the company’s
variable dividend policy,
Cal-Maine Foods will
not pay a cash dividend
for the
fourth quarter and
will not pay
a dividend for a
subsequent profitable quarter until the
company is profitable
on a cumulative basis
computed from the date of
the last quarter in
which a dividend was paid. As of May
30, 2026,
the total
cumulative loss
to be
recovered before
payment of
any future dividends
under
our variable
dividend policy was $35.9 million.
Conference Call and Webcast
Management
will host
a
conference call
and webcast
at
9:00
a.m.
ET on
July
22, 2026.
Participants
can
access
the
live
webcast
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events-presentations
.
To join
by telephone,
participants
can register
here .
Upon registration,
participants
will receive a confirmation
email with detailed
instructions,
including a dial-
in
number,
unique
passcode,
and
registrant
ID. A
replay
of
the
webcast
will
be
available
for
30
days
following
the
call
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events-presentations
.
About Cal-Maine Foods
Cal-Maine Foods, Inc.
(Nasdaq: CALM) is
the largest
egg company
in the
United States and
a leading
player
in
the
egg-based
food
industry.
With
a
strong
national
footprint,
Cal-Maine
Foods
provides
nutritious,
affordable, and sustainable protein to millions of households every day.
The company’s
portfolio spans
the full egg
value ladder—from
conventional
to specialty, including
cage-
free,
organic,
brown,
free-range,
pasture-raised,
and
nutritionally
enhanced—serving
both
retail
and
foodservice customers nationwide. Cal-Maine Foods also
participates in the growing prepared foods
sector,
with
offerings
such
as
pre-cooked
egg patties,
omelets,
folded and
scrambled
egg
formats, hard-cooked
eggs,
pancakes,
waffles,
and
specialty
wraps.
Its
branded
portfolio
includes
Eggland’s
Best®
, Land
O’Lakes® , Farmhouse Eggs® , 4Grain® , Sunups® , Sunny Meadow® , MeadowCreek Foods® , Van’s® , and
Crepini® .
Headquartered in Ridgeland,
Mississippi,
Cal-Maine’s
strategy combines
scale, operational
excellence, and
financial
discipline
with a
commitment
to innovation
and sustainability,
to enable
the company
to deliver
trusted
nutrition,
enduring partnerships,
and long-term
value for its
stakeholders.

Forward Looking Statements
Statements
contained in this
press release
that are not historical
facts are forward-looking
statements
as that
term is defined in
the Private Securities Litigation Reform
Act of 1995.
The forward-looking statements are
based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company and
our
industry. These
statements
are not
guarantees of
future performance
and involve
risks,
uncertainties,
assumptions and other
factors that
are difficult
to predict
and may be beyond our control. The
factors
that
could
cause
actual
results
to
differ
materially
from
those
projected
in
the
forward-looking
statements
include,
among
others,
(i)
the
risk
factors
set
forth
the
company’s
SEC Filings
(including
its
Annual Report on Form 10-K,
as updated in Part II
Item 1A of
the company’s quarterly reports on Form
10-
Q and Current Reports on Form 8-K), (ii) changes in wholesale shell egg market prices, (iii) changes in the demand
for
shell
eggs
and
our
prepared
foods
offerings,
(iv)
increases
in
feed
costs
for
our
shell
egg
operations
as well as increases
in input costs
for prepared
foods, (v) our ability
to predict
and meet demand
for
cage-free
and other
specialty
shell
eggs, (vi)
the
risks
and hazards
inherent
in
shell
egg, egg
products
and prepared foods
operations (including,
as applicable, disease, pests,
weather conditions, and
potential for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry
in
the
U.S.,
Canada and
other countries
that was first
detected in commercial
flocks in
the
U.S. in February
2022 and
that impacted
our flocks in the
third and fourth
quarters
of fiscal
2024 and again in March
2026, (vii) risks,
changes, or obligations that
could result from
our recent or future
acquisition of new
flocks or
businesses,
such as
our acquisition
of Echo Lake
Foods completed June
2, 2025, and
risks or
changes that
may cause
conditions
to completing
a pending acquisition
not to be met,
(viii)
our ability
to successfully
integrate
and
manage
recently
acquired
businesses
like
Echo
Lake
Foods
and
realize
the
expected
benefits
of
such
acquisitions, including synergies, cost savings, reduction in earnings volatility, margin expansion, financial returns, expanded customer relationships,
or sales or growth opportunities, (ix) our ability to produce, supply and distribute
shell
eggs and
prepared foods
efficiently
and reliably,
(x)
our ability
to compete
effectively
with existing
competitors
and new
market
entrants,
retain
existing
customers,
acquire
new customers
and
grow
our
product
mix
including
our
prepared
foods
product
offerings,
(xi)
the
impacts
of
government,
customer
and
consumer reactions
to
high
market
prices for
eggs,
including,
without
limitation, potential
new or expanded government
regulations,
(xii)
risks relating
to potential
changes in inflation,
interest
rates
and trade
and tariff policies,
(xiii) the
loss or
expiration of
any registered
trademarks or
other intellectual
property that
we use in our business,
(xiv) adverse
results
in pending litigation
and other legal
matters,
and
(xv) global instability,
including as a result
of geopolitical
conflicts and other
uncertainties.
The Company’s
SEC filings
may be
obtained from
the
SEC or the
company’s
website, www.calmainefoods.com.
Readers
are
cautioned
not
to
place
undue
reliance
on
forward-looking statements
because,
while
we
believe
the
assumptions on which
the forward-looking statements are
based are reasonable,
there can be
no assurance
that
these
forward-looking
statements
will
prove
to
be
accurate.
Further,
forward-looking
statements
included herein
are made only as of the respective
dates thereof,
or if no date is stated,
as of the date hereof.
Except as otherwise required by law, we disclaim any intent
or obligation to update publicly these forward-
looking statements, whether because of new information, future events, or otherwise.

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS
OF INCOME
13 Weeks
Ended
52 Weeks
Ended
May 30, 2026 May 31, 2025 May 30, 2026 May 31, 2025
Net sales $ 552,581 $ 1,103,658 $ 2,911,632 $ 4,261,885
Cost of sales 518,515 572,148 2,239,583 2,411,000
Gross profit 34,066 531,510 672,049 1,850,885
Selling,
general
and administrative
93,586 94,917 329,291 314,449
(Gain) loss
on involuntary
conversions
(851) — (8,819) 156
(Gain) loss
on disposal
of fixed assets
142 742 1,391 (259)
Operating
income
(loss)
(58,811) 435,851 350,186 1,536,539
Other income,
net
12,285 17,348 60,818 66,603
Income (loss)
before
income
taxes
(46,526) 453,199 411,004 1,603,142
Income tax
expense
(benefit)
(11,486) 111,069 92,892 384,910
Net income
(loss)
(35,040) 342,130 318,112 1,218,232
Less: Income
(loss) attributable
to
noncontrolling
interest
836 (345) 1,430 (1,816)
Net income
(loss) attributable
to Cal-Maine
Foods, Inc. $ (35,876) $ 342,475 $ 316,682 $ 1,220,048
Net income
(loss) per common
share:
Basic $ (0.76) $ 7.03 $ 6.65 $ 25.04
Diluted $ (0.76) $ 7.01 $ 6.63 $ 24.95
Weighted
average
shares outstanding:
Basic 47,000 48,696 47,650 48,719
Diluted 47,000 48,821 47,781 48,891

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY BALANCE SHEETS
May 30, 2026 May 31, 2025
ASSETS
Cash and
short-term investments
$ 924,057 $ 1,392,100
Receivables, net 264,431 272,361
Inventories,
net
375,265 295,670
Prepaid expenses
and other
current assets
17,789 7,979
Current assets 1,581,542 1,968,110
Property,
plant
and equipment,
net
1,318,335 1,026,684
Other noncurrent
assets
207,693 89,825
Total assets $ 3,107,570 $ 3,084,619
LIABILITIES
AND STOCKHOLDERS'
EQUITY
Accounts payable and accrued expenses $ 205,516 $ 194,208
Dividends payable — 114,163
Current liabilities 205,516 308,371
Deferred
income
taxes and
other liabilities
261,522 210,233
Stockholders'
equity
2,640,532 2,566,015
Total liabilities and stockholders' equity $ 3,107,570 $ 3,084,619

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY SEGMENT INCOME
Conventional
Shell Eggs
Fiscal Year 2026
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 486,523 $ 350,452 $ 271,556 $ 201,026
Intersegment
sales
11,910 10,035 6,835 9,739
Total segment sales 498,433 360,487 278,391 210,765
Segment COGS 312,205 273,170 240,567 233,237
Segment SG&A 17,992 17,495 18,654 18,115
Segment operating
income
$ 168,236 $ 69,822 $ 19,170 $ (40,587)
Fiscal Year 2025
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 462,018 $ 588,004 $ 964,061 $ 689,419
Intersegment
sales
10,332 12,735 16,640 12,650
Total segment sales 472,350 600,739 980,701 702,069
Segment COGS 308,879 342,667 428,040 313,626
Segment SG&A 17,956 18,221 18,523 17,944
Segment operating
income
$ 145,515 $ 239,851 $ 534,138 $ 370,499
Fiscal Year 2024
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 214,773 $ 266,782 $ 392,199 $ 353,149
Intersegment
sales
5,441 4,454 5,476 5,018
Total segment sales 220,214 271,236 397,675 358,167
Segment COGS 228,197 239,499 263,730 238,605
Segment SG&A 16,673 15,893 15,710 15,284
Segment operating
income
$ (24,656) $ 15,844 $ 118,235 $ 104,278

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY SEGMENT INCOME
Specialty Shell
Eggs
Fiscal Year 2026
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 269,579 $ 271,941 $ 275,254 $ 232,454
Intersegment
sales
6,011 4,806 3,136 7,277
Total segment sales 275,590 276,747 278,390 239,731
Segment COGS 184,575 186,830 210,693 195,822
Segment SG&A 26,819 28,263 29,541 26,371
Segment operating
income
$ 64,196 $ 61,654 $ 38,156 $ 17,538
Fiscal Year 2025
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 241,620 $ 272,233 $ 314,590 $ 298,158
Intersegment
sales
6,086 5,554 9,726 6,984
Total segment sales 247,706 277,787 324,316 305,142
Segment COGS 168,890 179,280 178,985 190,256
Segment SG&A 24,923 27,737 23,521 27,757
Segment operating
income
$ 53,893 $ 70,770 $ 121,810 $ 87,129
Fiscal Year 2024
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 193,674 $ 203,503 $ 243,273 $ 222,847
Intersegment
sales
2,683 2,199 2,721 2,719
Total segment sales 196,357 205,702 245,994 225,566
Segment COGS 157,112 157,392 170,152 163,580
Segment SG&A 20,263 20,904 24,119 23,902
Segment operating
income
$ 18,982 $ 27,406 $ 51,723 $ 38,084

CAL-MAINE
FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY SEGMENT INCOME
Prepared Foods
Fiscal Year 2026
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ 72,368 $ 60,012 $ 52,019 $ 60,403
Intersegment
sales
— — — —
Total segment sales 72,368 60,012 52,019 60,403
Segment COGS 53,471 45,218 42,978 43,703
Segment SG&A 5,676 5,784 6,210 7,880
Segment operating
income
$ 13,221 $ 9,010 $ 2,831 $ 8,820
Fiscal Year 2025
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Net sales
- external
customers
$ — $ 1,024 $ 1,461 $ 1,565
Intersegment
sales
— — — —
Total segment sales — 1,024 1,461 1,565
Segment COGS — 1,303 1,609 1,599
Segment SG&A — 460 585 613
Segment operating
income
$ — $ (739) $ (733) $ (647)
Contacts
Investors:
ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813